Exhibit 99

EARNINGS PRESS RELEASE | May 4, 2023

PARAMOUNT REPORTS Q1 2023 EARNINGS RESULTS

- ★ **Paramount+ Reached New Milestone of 60M Subscribers; Added 4.1M in the Quarter, and Grew Revenue 65% Year-Over-Year**
  - Pluto TV Hit 80M Monthly Active Users (MAUs) and is the #1 Free Ad-Supported Streaming Television (FAST) Service Globally
  - Total Direct-to-Consumer (DTC) Revenue Grew 39% Year-Over-Year to An Annual Run Rate of More Than $6B
  - Total Global Viewing Hours Across Paramount+ and Pluto TV Increased Over 50% Year-Over-Year and Over 20% Sequentially
  - DTC Advertising Revenue Grew 15% Year-Over-Year
- ★ **CBS Poised to Claim the #1 Spot in Broadcast for the 15th Straight Season**
  - CBS Programming Accounted for 281 Billion Minutes of Viewing in the Quarter, Nearly 50% More Than the #2 Broadcast Competitor
- ★ **Affiliate and Subscription Revenue Increased 12% as the Combination of Linear and Streaming Continues to Yield Net Growth for Business**
- ★ **Dividend Policy Updated; Quarterly Cash Dividend Reduced to $0.05 Per Share**

STATEMENT FROM BOB BAKISH, PRESIDENT & CEO

“Paramount continues to demonstrate the strength of its content engine, driving momentum across streaming, television and theatrical. This resulted in Paramount+ and Pluto TV reaching significant milestones with 60 million subscribers and 80 million MAUs, respectively, while CBS is poised to claim the #1 spot in broadcast for the 15th straight season. Looking ahead, we are focused on continuing to drive market-leading streaming growth while navigating a dynamic macroeconomic environment. In addition, the updated dividend policy we have announced today will further enhance our ability to deliver long-term value for our shareholders as we move toward streaming profitability.”

$ IN MILLIONS, EXCEPT PER SHARE AMOUNTS	Three Months Ended March 31		
GAAP	2023	2022	B/(W)%
Revenue	$ 7,265	$ 7,328	(1)%
• TV Media	5,193	5,645	(8)%
• Direct-to-Consumer	1,510	1,089	39 %
• Filmed Entertainment	588	624	(6)%
• Eliminations	(26)	(30)	13 %
Operating income (loss)	$ (1,226)	$ 775	n/m
Diluted EPS from continuing operations attributable to Paramount	$ (1.81)	$ .58	n/m
Non-GAAP†			
Adjusted OIBDA	$ 548	$ 913	(40)%
Adjusted diluted EPS from continuing operations attributable to Paramount	$ .09	$ .60	(85)%

† Non-GAAP measures are detailed in the Supplemental Disclosures at the end of this release.
*Simon & Schuster has been presented as a discontinued operation in the company's consolidated financial statements for all periods.
n/m - not meaningful

Q1 2023 EARNINGS – SEGMENTS

DIRECT-TO-CONSUMER

Q1 HIGHLIGHTS

- Paramount+ reached 60M total subscribers with the addition of 4.1M subscribers in the quarter.
  - Global subscriber growth was driven by a strong content slate including top originals like *1923*, *Tulsa King* and the returns of *Mayor of Kingstown* and *Star Trek: Picard*, hit film franchises in *Top Gun: Maverick* and *Teen Wolf: The Movie*, as well as the NFL Playoffs.
  - According to Antenna, Paramount+ is the #1 premium streaming service in U.S. sign-ups in the quarter and since launch in March 2021.
  - Paramount+ with SHOWTIME bundle also benefited from strong SHOWTIME content slate including *Your Honor* and *Yellowjackets*.
- Pluto TV is the #1 FAST service globally; increased total global viewing hours 35% year-over-year.
  - MAUs grew to 80M.

Q1 FINANCIALS

- DTC revenue increased 39% year-over-year.
  - Subscription revenue grew 50% year-over-year to $1.11B, principally reflecting subscriber growth on Paramount+, including the benefit from previous launches in international markets.
  - Advertising revenue rose 15% year-over-year driven by strong engagement on Paramount+.
  - Paramount+ revenue grew 65% year-over-year driven by subscriber growth and increased advertising revenue.
- Adjusted OIBDA decreased $55M year-over-year, reflecting higher costs to support growth of Paramount+.

$ IN MILLIONS	Three Months Ended March 31						
		2023		2022	$ B/(W)		%
Revenue	$	1,510	$	1,089	$	421	39 %
• Advertising		398		347		51	15
• Subscription		1,112		742		370	50
Expenses		2,021		1,545		(476)	(31)
Adjusted OIBDA	$	(511)	$	(456)	$	(55)	(12)%


Yellowjackets
1923
Teen Wolf: The Movie
Your Honor

Paramount+

GLOBAL SUBSCRIBERS	REVENUE GROWTH
60M +4.1M QOQ	↑65% YOY

#1 PREMIUM STREAMING SERVICE IN U.S. SIGN-UPS IN Q1 AND SINCE LAUNCH

Source: Antenna



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Q1 2023 EARNINGS – SEGMENTS

Paramount

TV MEDIA

Q1 HIGHLIGHTS

- CBS led broadcast networks with 8 of the top 10 and 14 of the top 20 series, including the #1 drama in *NCIS*, #1 comedy in *Young Sheldon* and the top three new shows in *Fire Country, East New York* and *So Help Me Todd.*
- Paramount's cable networks continued to deliver top shows across key demographics.
  - Adult cable series on Paramount's networks accounted for the top 4 among audiences P18-34.
  - Nickelodeon had the top 3 and 7 of the top 10 kids cable series among audiences P2-11, including the #1 new kids cable series in *Rubble & Crew*.

Q1 FINANCIALS

- Revenue declined 8% year-over-year.
  - Advertising revenue decreased 11% year-over-year, reflecting weakness in the global advertising market and fewer NFL games on CBS. Foreign exchange (FX) rate changes had a negative impact of 2 percentage points.
  - Affiliate and subscription revenue declined 1% year-over-year, driven by FX and the previous restructuring of certain international affiliate agreements, which resulted in a shift of revenue from our pay television services to our DTC services.
  - Licensing and other revenue declined 15% year-over-year primarily reflecting a lower volume of licensed content.
- Adjusted OIBDA decreased 15% year-over-year, driven by the revenue decline, partially offset by lower content costs.

$ IN MILLIONS

	Three Months Ended March 31			
	2023	2022	$ B/(W)	%
Revenue	$ 5,193	$ 5,645	$ (452)	(8)%
• Advertising	2,256	2,521	(265)	(11)
• Affiliate and subscription	2,067	2,098	(31)	(1)
• Licensing and other	870	1,026	(156)	(15)
Expenses	3,887	4,101	214	5
Adjusted OIBDA	$ 1,306	$ 1,544	$ (238)	(15)%

CBS SHOWTIME MTV BET Paramount nickelodeon



CBS

14 OF THE TOP 20 BROADCAST SERIES



#1 DRAMA
NCIS



#1 COMEDY
Young Sheldon



TOP 3 NEW SHOWS
Fire Country, East New York, So Help Me Todd

nickelodeon

7 OF THE TOP 10 CABLE SERIES AMONG P2-11



#1 NEW CABLE SERIES
Rubble & Crew

Source: Nielsen Media Research



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Q1 2023 EARNINGS – SEGMENTS

FILMED ENTERTAINMENT

Q1 HIGHLIGHTS

- Paramount Pictures' franchise-focused approach delivered another #1 box office debut with *Scream VI*, which is now the highest-grossing installment domestically in the franchise.

Q1 FINANCIALS

- Revenue declined 6% year-over-year.
  - Theatrical revenue decreased $4M reflecting the timing and mix of releases.
  - Licensing and other revenue decreased $35M driven primarily by lower consumer products licensing revenues.
- Adjusted OIBDA decreased $62M reflecting an adverse impact from the timing of the release of *Dungeons & Dragons: Honor Among Thieves* on the last day of the quarter, as well as costs from the release of Miramax's *Operation Fortune: Ruse de Guerre*, and macro-driven softness in consumer products licensing.

$ IN MILLIONS	Three Months Ended March 31			
	2023	2022	$ B/(W)	%
Revenue	$ 588	$ 624	$ (36)	(6)%
• Advertising	5	2	3	150
• Theatrical	127	131	(4)	(3)
• Licensing and other	456	491	(35)	(7)
Expenses	687	661	(26)	(4)
Adjusted OIBDA	$ (99)	$ (37)	$ (62)	(168)%


Scream 6



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ABOUT PARAMOUNT Paramount (NASDAQ: PARA; PARAA) is a leading global media, streaming and entertainment company that creates premium content and experiences for audiences worldwide. Driven by iconic consumer brands, its portfolio includes CBS, Showtime Networks, Paramount Pictures, Nickelodeon, MTV, Comedy Central, BET, Paramount+ and Pluto TV. The company holds one of the industry’s most extensive libraries of TV and film titles. In addition to offering innovative streaming services and digital video products, Paramount provides powerful capabilities in production, distribution and advertising solutions. For more information about Paramount, please visit www.paramount.com and follow @ParamountCo on social platforms. PARA-IR CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS This communication contains both historical and forward-looking statements, including statements related to our future results and performance. All statements that are not statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These forward-looking statements reflect our current expectations concerning future results and events; generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “may,” “could,” “estimate” or other similar words or phrases; and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause our actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: risks related to our streaming business; the adverse impact on our advertising revenues as a result of changes in consumer viewership, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive industries, including cost increases; our ability to maintain attractive brands and to offer popular content; changes in consumer behavior, as well as evolving technologies and distribution models; the potential for loss of carriage or other reduction in or the impact of negotiations for the distribution of our content; damage to our reputation or brands; risks related to our ongoing investments in new businesses, products, services, technologies and other strategic activities; losses due to asset impairment charges for goodwill, intangible assets, FCC licenses and programming; risks related to environmental, social and governance (ESG) matters; evolving business continuity, cybersecurity, privacy and data protection and similar risks; content infringement; domestic and global political, economic and regulatory factors affecting our businesses generally; the impact of COVID-19 and other pandemics and measures taken in response thereto; liabilities related to discontinued operations and former businesses; the loss of existing or inability to hire new key employees or secure creative talent; strikes and other union activity; volatility in the price of our common stock; potential conflicts of interest arising from our ownership structure with a controlling stockholder; and other factors described in our news releases and filings with the Securities and Exchange Commission, including but not limited to our most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. There may be additional risks, uncertainties and factors that we do not currently view as material or that are not necessarily known. The forward-looking statements included in this communication are made only as of the date of this communication, and we do not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances. 5 contacts press investers justin dini kristin southey peter collins jaime morris

Q1 2023 EARNINGS – FINANCIAL STATEMENTS PARAMOUNT GLOBAL AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited; in millions, except per share amounts) Three Months Ended March 31 2023 2022 Revenues $ 7,265 $ 7,328 Costs and expenses: Operating 4,964 4,796 Programming charges 1,674 — Selling, general and administrative 1,753 1,619 Depreciation and amortization 100 96 Restructuring and other corporate matters — 57 Total costs and expenses 8,491 6,568 Gain on dispositions — 15 Operating income (loss) (1,226) 775 Interest expense (226) (240) Interest income 35 21 Loss on extinguishment of debt — (73) Other items, net (46) (13) Earnings (loss) from continuing operations before income taxes and equity    in loss of investee companies (1,463) 470 Benefit (provision) for income taxes 381 (34) Equity in loss of investee companies, net of tax (75) (37) Net earnings (loss) from continuing operations (1,157) 399 Net earnings from discontinued operations, net of tax 45 42 Net earnings (loss) (Paramount and noncontrolling interests) (1,112) 441 Net earnings attributable to noncontrolling interests (6) (8) Net earnings (loss) attributable to Paramount $ (1,118) $ 433 Amounts attributable to Paramount: Net earnings (loss) from continuing operations $ (1,163) $ 391 Net earnings from discontinued operations, net of tax 45 42 Net earnings (loss) attributable to Paramount $ (1,118) $ 433 Basic net earnings (loss) per common share attributable to Paramount: Net earnings (loss) from continuing operations $ (1.81) $ .58 Net earnings from discontinued operations $ .07 $ .06 Net earnings (loss) $ (1.74) $ .65 Diluted net earnings (loss) per common share attributable to Paramount: (a) Net earnings (loss) from continuing operations $ (1.81) $ .58 Net earnings from discontinued operations $ .07 $ .06 Net earnings (loss) $ (1.74) $ .64 Weighted average number of common shares outstanding: Basic 651 649 Diluted 651 651 (a) Diluted net earnings per common share (“EPS”) for the three months ended March 31, 2023 and 2022, excludes the effect of the assumed conversion of our 5.75% Series A Mandatory Convertible Preferred Stock to shares of common stock since it would have been antidilutive. As a result, in the calculations of diluted EPS the weighted average number of diluted shares outstanding does not include the assumed issuance of shares upon conversion of preferred stock, and preferred stock dividends recorded during each of the three months ended March 31, 2023 and 2022 of $14 million are deducted from net earnings (loss) from continuing operations and net earnings (loss), as applicable. 7

Q1 2023 EARNINGS – FINANCIAL STATEMENTS PARAMOUNT GLOBAL AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (Unaudited; in millions, except per share amounts) At At March 31, 2023 December 31, 2022 ASSETS Current Assets: Cash and cash equivalents $ 2,109 $ 2,885 Receivables, net 7,448 7,412 Programming and other inventory 1,085 1,342 Prepaid expenses and other current assets 1,364 1,308 Current assets of discontinued operations 651 787 Total current assets 12,657 13,734 Property and equipment, net 1,718 1,762 Programming and other inventory 15,692 16,278 Goodwill 16,511 16,499 Intangible assets, net 2,688 2,694 Operating lease assets 1,363 1,391 Deferred income tax assets, net 1,286 1,242 Other assets 3,848 3,991 Assets of discontinued operations 798 802 Total Assets $ 56,561 $ 58,393 LIABILITIES AND STOCKHOLDERS’ EQUITY Current Liabilities: Accounts payable $ 1,235 $ 1,403 Accrued expenses 1,760 2,071 Participants’ share and royalties payable 2,421 2,416 Accrued programming and production costs 2,425 2,063 Deferred revenues 1,092 973 Debt 240 239 Other current liabilities 1,642 1,477 Current liabilities of discontinued operations 480 549 Total current liabilities 11,295 11,191 Long-term debt 15,613 15,607 Participants’ share and royalties payable 1,665 1,744 Pension and postretirement benefit obligations 1,454 1,458 Deferred income tax liabilities, net 668 1,077 Operating lease liabilities 1,398 1,428 Program rights obligations 326 367 Other liabilities 1,603 1,715 Liabilities of discontinued operations 196 200 Commitments and contingencies Paramount stockholders’ equity: 5.75% Series A Mandatory Convertible Preferred Stock, par value $.001 per share;    25 shares authorized; 10 (2023 and 2022) shares issued — — Class A Common Stock, par value $.001 per share; 55 shares authorized;                41 (2023 and 2022) shares issued — — Class B Common Stock, par value $.001 per share; 5,000 shares authorized;    1,113 (2023) and 1,112 (2022) shares issued 1 1 Additional paid-in capital 33,087 33,063 Treasury stock, at cost; 503 (2023 and 2022) shares of Class B Common Stock (22,958) (22,958) Retained earnings 13,463 14,737 Accumulated other comprehensive loss (1,742) (1,807) Total Paramount stockholders’ equity 21,851 23,036 Noncontrolling interests 492 570 Total Equity 22,343 23,606 Total Liabilities and Equity $ 56,561 $ 58,393    8

Q1 2023 EARNINGS – FINANCIAL STATEMENTS PARAMOUNT GLOBAL AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited; in millions) Three Months Ended March 31 2023 2022 Operating Activities: Net earnings (loss) (Paramount and noncontrolling interests) $ (1,112) $ 441 Less: Net earnings from discontinued operations, net of tax 45 42 Net earnings (loss) from continuing operations (1,157) 399 Adjustments to reconcile net earnings (loss) from continuing operations to net cash flow                (used for) provided by operating activities from continuing operations: Depreciation and amortization 100 96 Programming charges 1,674 — Deferred tax benefit (436) (62) Stock-based compensation 39 36 Gain on dispositions — (15) Loss on extinguishment of debt — 73 Equity in loss of investee companies, net of tax 75 37 Change in assets and liabilities (778) (269) Net cash flow (used for) provided by operating activities from continuing operations (483) 295 Net cash flow provided by operating activities from discontinued operations 105 102 Net cash flow (used for) provided by operating activities (378) 397 Investing Activities: Investments (43) (59) Capital expenditures (71) (52) Other investing activities 25 31 Net cash flow used for investing activities (89) (80) Financing Activities: Proceeds from issuance of notes and debentures — 991 Repayment of notes and debentures — (2,001) Dividends paid on preferred stock (14) (14) Dividends paid on common stock (166) (158) Payment of payroll taxes in lieu of issuing shares for stock-based compensation (16) (9) Payments to noncontrolling interests (89) (77) Other financing activities (27) (3) Net cash flow used for financing activities (312) (1,271) Effect of exchange rate changes on cash and cash equivalents 3 (11) Net decrease in cash and cash equivalents (776) (965) Cash and cash equivalents at beginning of year 2,885 6,267 Cash and cash equivalents at end of period $ 2,109 $ 5,302    9

Q1 2023 EARNINGS – Supplemental Disclosures SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES (Unaudited; in millions, except per share amounts) Results for the three months ended March 31, 2023 and 2022 included certain items identified as affecting comparability. Adjusted operating income before depreciation and amortization (“Adjusted OIBDA”), adjusted earnings from continuing operations before income taxes, adjusted provision for income taxes, adjusted net earnings from continuing operations attributable to Paramount, and adjusted diluted EPS from continuing operations (together, the “adjusted measures”) exclude the impact of these items and are measures of performance not calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We use these measures to, among other things, evaluate our operating performance. These measures are among the primary measures used by management for planning and forecasting of future periods, and they are important indicators of our operational strength and business performance. In addition, we use Adjusted OIBDA to, among other things, value prospective acquisitions. We believe these measures are relevant and useful for investors because they allow investors to view performance in a manner similar to the method used by our management; provide a clearer perspective on our underlying performance; and make it easier for investors, analysts and peers to compare our operating performance to other companies in our industry and to compare our year-over-year results. Because the adjusted measures are measures of performance not calculated in accordance with GAAP, they should not be considered in isolation of, or as a substitute for, operating income (loss), earnings (loss) from continuing operations before income taxes, provision/benefit for incomeFBI taxes, net earnings NCIS (loss) from continuing operations attributable to Paramount or diluted EPS from continuing operations, as applicable, as indicators of operating performance. These measures, as we calculate them, may not be comparable to similarly titled measures employed by other companies. The following tables reconcile the adjusted measures to their most directly comparable financial measures in accordance with GAAP. Three Months Ended March 31 2023 2022 Operating income (loss) (GAAP) $ (1,226) $ 775 Depreciation and amortization 100 96 Programming charges (a) 1,674 — Restructuring and other corporate matters (a) — 57 Gain on dispositions (a) — (15) Adjusted OIBDA (Non-GAAP) $ 548 $ 913 (a) See notes on the following tables for additional information on items affecting comparability. 10

Q1 2023 EARNINGS – Supplemental Disclosures

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES (Continued)
(Unaudited; in millions, except per share amounts)

	Three Months Ended March 31, 2023			
	Earnings (Loss) from Continuing Operations Before Income Taxes	Benefit (Provision) for Income Taxes	Net Earnings (Loss) from Continuing Operations Attributable to Paramount	Diluted EPS from Continuing Operations
Reported (GAAP)	$ (1,463)	$ 381	$ (1,163)	$ (1.81)
Items affecting comparability:				
Programming charges [a]	1,674	(409)	1,265	1.94
Discrete tax items [b]	—	(30)	(30)	(.04)
Adjusted (Non-GAAP)	$ 211	$ (58)	$ 72	$ .09

(a) In connection with our plan to integrate Showtime into Paramount+ and initiatives to rationalize and right-size our international operations to align with our streaming strategy and close or globalize certain of our international channels, during the first quarter of 2023 we reviewed our content portfolio and determined that we would not use certain content on our platforms. Accordingly, we recorded programming charges, which were comprised of impairment charges for content removed from our platforms or abandoned, development cost write-offs and contract termination costs.

(b) Principally reflects a tax benefit from the resolution of an income tax matter in a foreign jurisdiction.

	Three Months Ended March 31, 2022			
	Earnings from Continuing Operations Before Income Taxes	Provision for Income Taxes	Net Earnings from Continuing Operations Attributable to Paramount	Diluted EPS from Continuing Operations
Reported (GAAP)	$ 470	$ (34)	$ 391	$ .58
Items affecting comparability:				
Restructuring and other corporate matters [a]	57	(12)	45	.07
Gain on dispositions [b]	(15)	4	(11)	(.02)
Loss on extinguishment of debt	73	(17)	56	.09
Discrete tax items [c]	—	(78)	(78)	(.12)
Adjusted (Non-GAAP)	$ 585	$ (137)	$ 403	$ .60

(a) Comprised of restructuring charges of $18 million for severance costs, and a charge of $39 million recorded following Russia's invasion of Ukraine, principally to reserve against amounts due from counterparties in Russia, Belarus and Ukraine.

(b) Reflects a gain from the sale of international intangible assets and a working capital adjustment to the gain from the fourth quarter 2021 sale of CBS Studio Center.

(c) Primarily reflects a deferred tax benefit resulting from the transfer of intangible assets between our subsidiaries in connection with a reorganization of our international operations.

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